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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08448

                        Pioneer Emerging Markets Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2008 through November 30, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


Pioneer Emerging
Markets Fund
--------------------------------------------------------------------------------
Annual Report | November 30, 2009
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   PEMFX
Class B   PBEFX
Class C   PCEFX
Class R   PEMRX
Class Y   PYEFX

[Logo]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                       2

Portfolio Management Discussion                                             4

Portfolio Summary                                                           9

Prices and Distributions                                                   10

Performance Update                                                         11

Comparing Ongoing Fund Expenses                                            16

Schedule of Investments                                                    18

Financial Statements                                                       26

Notes to Financial Statements                                              35

Report of Independent Registered Public Accounting Firm                    45

Approval of Investment Advisory Agreement                                  46

Trustees, Officers and Service Providers                                   50


                   Pioneer Emerging Markets Fund | Annual Report | 11/30/09    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover this year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com . We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                   Pioneer Emerging Markets Fund | Annual Report | 11/30/09    3

Portfolio Management Discussion | 11/30/09

In the following interview, John Pollen, Pioneer Emerging Markets Fund's Portfolio Manager, discusses the factors that influenced the Fund's performance during the 12 months ended November 30, 2009. Mr. Pollen took over as the Fund's lead manager in July 2009.

Q  How did the Fund perform during the 12 months ended November 30, 2009?

A The Fund's Class A shares returned 86.13% at net asset value over the 12 months ended November 30, 2009, compared with an 85.68% return for the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index. Over the same period, the average return of the 360 funds in Lipper's Emerging Markets category was 80.93%.

Q Can you please review the performance of emerging markets stocks during the past year?

A The emerging markets delivered an outstanding return during the Fund's annual reporting period, from December 1, 2008, through November 30, 2009, with the MSCI Emerging Markets Index return comfortably outperforming the 32.63% return of the MSCI World Index, which measures the performance of developed markets, during the period. The emerging markets also have outperformed their developed-market counterparts considerably over the three-, five-, and ten-year periods. For the 10-year period ended November 30, 2009, the MSCI Emerging Markets Index produced an average annualized total return of 11.00%, far outpacing the 0.83% return for the MSCI World Index over that same period. Naturally, past performance is no guarantee of future results.

   The substantial outperformance of emerging markets equities during the 12 months ended November 30, 2009, represented a massive snap-back rally from the extremely oversold levels we saw in late 2008. At that time, the growing financial crisis made the threat of a global depression seem like a legitimate possibility for many investors. Once it became clear that the monetary and fiscal stimulus programs enacted by the world's governments were decreasing the likelihood of that worst-case scenario, investor sentiment improved and money flowed back into the asset classes -- such as emerging markets equities -- that had generated the worst performance during the downturn. The recovery in global assets also encompassed commodities, an important factor given the importance of commodity exports to many emerging economies. Emerging markets stocks also were helped by


4    Pioneer Emerging Markets Fund | Annual Report | 11/30/09
   the fact that developing nations, as a group, have both better fiscal management and healthier banking systems than many countries in the developed world, which put them in a much stronger position to weather the crisis.

   During the past year, U.S.-based investors gained an additional benefit from the robust gains in emerging markets currencies, which boosted the value of foreign investments when measured in U.S. dollar terms.

Q What factors helped and hurt the Fund's performance over the 12 months ended November 30, 2009?

A The largest positive contribution to the Fund's performance came from holdings in materials stocks, which performed very well in an environment of sharply rising commodity prices. The Fund's top performers in the materials sector were IAMGOLD, Freeport McMoRan Copper & Gold, and Zijin Mining Group.

   The consumer-oriented sectors were an additional source of strength for the Fund. The portfolio was overweight in this segment of the market, reflecting our positive outlook on stocks that are sensitive to the growing spending power of the middle class across the emerging markets. The Fund's top performers included Cyrela Brazil Realty; Empreendimentos e Participacoes, which was up by more than 300%; Anta Sports Products, a Chinese sportswear company that gained more than 277%; and Brazilian department store operator Lojas Renner, which was up by 285%. The general driver behind the strong gains was the overselling of those stocks during the downturn, which set the stage for a strong recovery once economic conditions improved and the companies exceeded earnings expectations.

   Other factors helping the Fund's performance included stock selection in energy and banking, as well as the Fund's zero-weighting in the underperforming utilities sector. On a country basis, stock selection was most effective in Brazil, Taiwan, and China and least effective in India, Korea, and Russia.

   On the negative side, stock selection in capital goods proved ineffective. Although the Fund's holdings in the space registered a gain of more than 40% in the aggregate, that was well behind the better-than 77% return for capital goods overall. Key detractors were Chinese infrastructure stocks such as China Railway Group, China South Locomotive & Rolling Stock, and China Communications Construction. The Fund's weighting in cash also had a negative impact over the 12 months ended November 30, 2009. The Fund's cash weighting averaged approximately 2.4% during the course of the fiscal year. While not exceedingly large, the cash balance detracted from the Fund's performance given the strong return of the broader market.


                   Pioneer Emerging Markets Fund | Annual Report | 11/30/09    5

Q  What changes have you made to the Fund's positioning in recent months?

A The improving outlook for global growth has prompted us to take a more cyclical stance in the Fund's portfolio. We remain cognizant of risk, however, as the year ahead is likely to bring more muted returns than what we witnessed in 2009. We are therefore seeking to maintain a balance between quality growth stocks and more stable companies that offer downside protection. We also have focused on reducing the number of portfolio holdings and instead concentrating on our highest-conviction ideas.

   We have become more confident about Russia during the second half of 2009. In our opinion, Russia is clearly in turnaround mode, especially in the consumer space. Leading economic indicators, while still well below trend, have started to recover. Additionally, Russian equities have been trading at a significant discount to other emerging countries. For instance, Russia's price-to-earnings ratio (P/E), based on earnings estimates for the next 12 months, was 8.7 at the end of November 2009, a significant discount to the 13 P/E of the emerging markets in general. The Fund's recent purchases in Russia include Mobile Telesystems, the potash producer Uralkali, and Sberbank, Russia's largest bank.

   On a sector basis, the Fund's three main overweight positions are in materials and the two consumer areas (staples and discretionary). The Fund's key underweights are in utilities (where we continue to hold a zero weighting), information technology, and telecommunications. The Fund's main overweights from a country perspective are in Russia, Brazil and Indonesia, while its key underweights are in Taiwan, India, China, Israel and Malaysia.

   Indonesia has been one of our favorite smaller markets for some time. The country has the world's fourth-largest population, yet its stock market is the fourth-smallest in Southeast Asia. We believe Indonesia's economic fundamentals are strong, and it has been benefiting from increased infrastructure spending and urbanization. The Fund's holdings in Indonesia include Indocement Tunggal Prakarsa, one of Indonesia's leading cement producers; PT Astra International Tbk, a diversified industrial conglomerate; and Bank Rakyat.

   Although the Fund is underweight in China, we have been looking for more opportunities in the country, China has been growing faster than expected, and strong data regarding gross domestic product and manufacturing, along with better news on exports, seem to point to further improvements to come. We have been looking for opportunities in the Chinese property markets for several months. For instance, Guangzhou R&F Properties has been a high-quality and fast-growing integrated company that designs, develops, sells and manages property in 13 major Chinese cities. Urbanization is a long-term trend in China, and R&F has a large land reserve. We believe the company is attractively valued and positioned to benefit from


6    Pioneer Emerging Markets Fund | Annual Report | 11/30/09
   the strength of the domestic economy and strong fixed-asset investment in urban areas.

   On the other hand, the Indian stock market is less compelling to us than it was earlier in the year. Even though India remains an interesting long-term story, we are concerned about where the growth drivers are going to come from in the short term.

   We have increased the Fund's exposure to Korea quite significantly since June 2009, and we had moved the Fund to an overweight position in the country by November 30, 2009. Korea has become more attractive to us due both to local improvements and the stabilization of the global economy -- a positive for export volumes. Korea's economy grew at a 2.9% rate in the third quarter (quarter-over-quarter), its strongest growth since the first quarter of 2002 and significantly ahead of expectations. One of our recent additions to the Fund in Korea was Korea Zinc, which produces approximately 8% of the global zinc supply and also mines silver and lead. We believe the stock offers a compelling valuation, and we like the prospects for zinc pricing and the potential benefit of a weaker Korean currency.

Q  What is your outlook for emerging market equities?

A We remain optimistic on the asset class from a longer-term standpoint. We believe there are still many powerful reasons why the markets can move higher, such as robust liquidity and the emerging markets' faster economic growth and stronger government finances relative to their developed peers. The earnings outlook, in our opinion, is also positive, as we expect upgrades to continue and anticipate favorable year-over-year earnings numbers over the next two quarters, due to the poor results companies reported in the prior year. Valuations have certainly become more expensive, but we believe this could be countered by positive earnings surprises, which can move markets higher without expanding P/E ratios. The massive reserve of investor cash that is still on the sidelines may also prove to be a positive long-term factor, given that the global investment community remains underweight in the emerging markets.

   Having said that, we have to be aware of potential pitfalls, and we will be closely monitoring factors such as dollar strength and signs that the world's major central banks are about to begin raising interest rates. Still, we would view short-term weakness as an opportunity to capitalize on the positive long-term story that we believe continues to unfold in the emerging markets.


                   Pioneer Emerging Markets Fund | Annual Report | 11/30/09    7

Please refer to the Schedule of Investments on pages 18-25 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of the Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


8    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

Portfolio Summary | 11/30/09

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following data is represented by a pie chart in the printed material.]

Financials                              22.2%
Materials                               20.2%
Energy                                  14.9%
Information Technology                  11.6%
Consumer Discretionary                  10.0%
Consumer Staples                         7.5%
Telecommunication Services               6.3%
Industrials                              6.2%
Health Care                              1.1%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[The following data is represented by a bar chart in the printed material.]

Brazil                                  19.7%
South Korea                             12.8%
People's Republic of China              12.4%
Russia                                  11.3%
Taiwan                                   7.4%
South Africa                             6.5%
Mexico                                   5.4%
India                                    5.4%
Hong Kong                                3.8%
Indonesia                                3.5%
United States                            2.2%
Peru                                     1.8%
Canada                                   1.6%
Turkey                                   1.3%
Argentina                                1.1%
Malaysia                                 1.1%
Singapore                                1.0%
Other (individually less than 1%)        1.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

    1.    Petrobras Brasileiro SA (A.D.R.)                       4.40%
    2.    Vale SA (A.D.R.)                                       3.36
    3.    Samsung Electronics Co., Ltd.                          2.34
    4.    America Movil SAB (A.D.R.) Series L                    2.08
    5.    Gazprom OAO (A.D.R.)                                   2.05
    6.    Compania de Minas Buenaventura S.A.A. (A.D.R.)         1.78
    7.    Banco Itau SA (A.D.R.)                                 1.76
    8.    Industrial and Commercial Bank of China, Ltd.          1.60
    9.    IAMGOLD Corp.                                          1.57
   10.    China Life Insurance Co. (A.D.R.)                      1.54

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                   Pioneer Emerging Markets Fund | Annual Report | 11/30/09    9

Prices and Distributions | 11/30/09

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                 11/30/09                 11/30/08
--------------------------------------------------------------------------------
       A                     $ 26.11                  $ 14.20
--------------------------------------------------------------------------------
       B                     $ 22.86                  $ 12.39
--------------------------------------------------------------------------------
       C                     $ 22.84                  $ 12.38
--------------------------------------------------------------------------------
       R                     $ 25.26                  $ 13.80
--------------------------------------------------------------------------------
       Y                     $ 28.12                  $ 15.35
--------------------------------------------------------------------------------

Distributions per Share: 12/1/08-11/30/09
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net
                    Investment          Short-Term           Long-Term
      Class           Income          Capital Gains        Capital Gains
--------------------------------------------------------------------------------
      A              $0.1871               $ --                $ --
--------------------------------------------------------------------------------
      B              $    --               $ --                $ --
--------------------------------------------------------------------------------
      C              $    --               $ --                $ --
--------------------------------------------------------------------------------
      R              $0.2146               $ --                $ --
--------------------------------------------------------------------------------
      Y              $0.3548               $ --                $ --
--------------------------------------------------------------------------------


10    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

Performance Update | 11/30/09                          Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

Average Annual Total Returns
(As of November 30, 2009)
--------------------------------------------------------------------
                                      Net Asset     Public Offering
Period                                Value (NAV)   Price (POP)
--------------------------------------------------------------------
10 Years                               9.67%         9.02%
5 Years                               14.15         12.80
1 Year                                86.13         75.39
--------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2009)
--------------------------------------------------------------------
                                      Gross         Net
--------------------------------------------------------------------
                                       1.86%         1.86%
--------------------------------------------------------------------

[The following data is represented by a mountain chart in the printed material.]

Value of $10,000 Investment

           Pioneer Emerging     MSCI Emerging
             Markets Fund       Markets Index
11/99             9,425            10,000
                  7,391             7,637
11/01             6,769             7,074
                  6,906             7,425
11/03             9,884            10,459
                 12,242            13,480
11/05            16,627            17,946
                 22,753            24,115
11/07            33,455            35,103
                 12,744            15,296
11/09            23,721            28,402

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI Emerging Markets Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in an Index.


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    11

Performance Update | 11/30/09                          Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index.


Average Annual Total Returns
(As of November 30, 2009)
------------------------------------------------------------------
                                        If             If
Period                                  Held           Redeemed
------------------------------------------------------------------
10 Years                                 8.78%          8.78%
5 Years                                 13.18          13.18
1 Year                                  84.50          80.50
------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2009)
------------------------------------------------------------------
                                        Gross           Net
------------------------------------------------------------------
                                         2.75%          2.75%
------------------------------------------------------------------

[The following data is represented by a mountain chart in the printed material.]

Value of $10,000 Investment

           Pioneer Emerging     MSCI Emerging
             Markets Fund       Markets Index
11/99            10,000            10,000
                  7,770             7,637
11/01             7,060             7,074
                  7,158             7,425
11/03            10,174            10,459
                 12,487            13,480
11/05            16,830            17,946
                 22,841            24,115
11/07            33,297            35,103
                 12,571            15,296
11/09            23,194            28,402

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus.
Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI Emerging Markets Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in an Index.


12    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

Performance Update | 11/30/09                          Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

Average Annual Total Returns
(As of November 30, 2009)
------------------------------------------------------------------
                                        If             If
Period                                  Held           Redeemed
------------------------------------------------------------------
10 Years                                 8.87%          8.87%
5 Years                                 13.26          13.26
1 Year                                  84.49          84.49
------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2009)
------------------------------------------------------------------
                                        Gross           Net
------------------------------------------------------------------
                                         2.65%          2.65%
------------------------------------------------------------------

[The following data is represented by a mountain chart in the printed material.]

Value of $10,000 Investment

           Pioneer Emerging     MSCI Emerging
             Markets Fund       Markets Index
11/99            10,000            10,000
                  7,797             7,637
11/01             7,081             7,074
                  7,180             7,425
11/03            10,206            10,459
                 12,553            13,480
11/05            16,940            17,946
                 22,997            24,115
11/07            33,561            35,103
                 12,683            15,296
11/09            23,399            28,402

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI Emerging Markets Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in an Index.


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    13

Performance Update | 11/30/09                          Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index.


Average Annual Total Returns
(As of November 30, 2009)
------------------------------------------------------------------
                                        If             If
Period                                  Held           Redeemed
------------------------------------------------------------------
10 Years                                 9.34%          9.34%
5 Years                                 13.86          13.86
1 Year                                  85.71          85.71
------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2009)
------------------------------------------------------------------
                                        Gross          Net
------------------------------------------------------------------
                                         2.13%          2.13%
------------------------------------------------------------------

[The following data is represented by a mountain chart in the printed material.]

Value of $10,000 Investment

           Pioneer Emerging     MSCI Emerging
             Markets Fund       Markets Index
11/99            10,000            10,000
                  7,801             7,637
11/01             7,109             7,074
                  7,216             7,425
11/03            10,347            10,459
                 12,763            13,480
11/05            17,297            17,946
                 23,576            24,115
11/07            34,596            35,103
                 13,151            15,296
11/09            24,422            28,402


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares shown for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected. The performance of Class R shares does not reflect the 1% CDSC that was in effect prior to July 1, 2004. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI Emerging Markets Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in an Index.


14    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

Performance Update | 11/30/09                          Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to that of the Morgan Stanley Capital International (MSCI) Emerging Markets Index.

Average Annual Total Returns
(As of November 30, 2009)
-----------------------------------------------------------------
                                        If            If
Period                                  Held          Redeemed
-----------------------------------------------------------------
10 Years                                10.46%        10.46%
5 Years                                 14.79         14.79
1 Year                                  87.18         87.18
-----------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2009)
-----------------------------------------------------------------
                                        Gross         Net
-----------------------------------------------------------------
                                        1.38%          1.38%
-----------------------------------------------------------------

[The following data is represented by a mountain chart in the printed material.]

Value of $10,000 Investment

           Pioneer Emerging     MSCI Emerging
             Markets Fund       Markets Index
11/99            10,000            10,000
                  7,884             7,637
11/01             7,291             7,074
                  7,513             7,425
11/03            10,865            10,459
                 13,566            13,480
11/05            18,554            17,946
                 25,531            24,115
11/07            37,722            35,103
                 14,443            15,296
11/09            27,034            28,402

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends, and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The MSCI Emerging Markets Index measures the performance of emerging market stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in an Index.


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on actual returns from June 1, 2009 through November 30, 2009.

Share Class                           A               B               C               R               Y
Beginning Account Value           $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
on 6/1/09
-----------------------------------------------------------------------------------------------------------
Ending Account Value              $1,242.69       $1,237.01       $1,237.27       $1,241.29       $1,246.45
(after expenses) on 11/30/09
-----------------------------------------------------------------------------------------------------------
Expenses Paid                     $   10.96       $   15.98       $   15.98       $   12.19       $    8.00
During Period*
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.95%, 2.85%, 2.85%, 2.17% and 1.42% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


16    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Emerging Markets Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from June 1, 2009 through November 30, 2009.


Share Class                           A               B               C               R               Y
Beginning Account Value           $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
on 6/1/09
-----------------------------------------------------------------------------------------------------------
Ending Account Value              $1,015.29       $1,010.78       $1,010.78       $1,014.19       $1,017.95
(after expenses) on 11/30/09
-----------------------------------------------------------------------------------------------------------
Expenses Paid                     $    9.85       $   14.37       $   14.37       $   10.96       $    7.18
During Period*
-----------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.95%, 2.85%, 2.85%, 2.17% and 1.42% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    17

Schedule of Investments | 11/30/09


Shares                                                                    Value
                     PREFERRED STOCK -- 0.9%
                     MEDIA -- 0.9%
                     Cable & Satellite -- 0.9%
       410,702       Net Servicos de Comunicacao SA*                      $  5,652,270
                                                                          ------------
                     Total Media                                          $  5,652,270
---------------------------------------------------------------------------------------
                     TOTAL PREFERRED STOCK
                     (Cost $4,393,235)                                    $  5,652,270
---------------------------------------------------------------------------------------
                     COMMON STOCKS -- 96.4%
                     ENERGY -- 14.4%
                     Integrated Oil & Gas -- 10.3%
     7,350,400       China Petroleum & Chemical Corp.                     $  6,300,965
       574,600       Gazprom OAO (A.D.R.)*                                  13,044,989
       140,659       Lukoil Holding, Ltd. (A.D.R.)*                          8,165,255
       621,200       Petrobras Brasileiro SA (A.D.R.)*                      27,991,272
       799,215       Rosneft Oil Co. (A.D.R.)*                               6,407,136
     1,313,913       Surgutneftegaz OAO (A.D.R.)*                            5,649,826
                                                                          ------------
                                                                          $ 67,559,443
---------------------------------------------------------------------------------------
                     Oil & Gas Equipment & Services -- 1.1%
       181,100       Tenaris SA (A.D.R.) (b)                              $  7,146,206
---------------------------------------------------------------------------------------
                     Oil & Gas Exploration & Production -- 2.3%
     5,209,700       CNOOC, Ltd.                                          $  8,262,665
       110,432       Novatek OAO (G.D.R.)*                                   7,127,000
                                                                          ------------
                                                                          $ 15,389,665
---------------------------------------------------------------------------------------
                     Oil & Gas Refining & Marketing -- 0.7%
       100,102       Reliance Industries, Ltd. (G.D.R.) (144A)*           $  4,567,612
                                                                          ------------
                     Total Energy                                         $ 94,662,926
---------------------------------------------------------------------------------------
                     MATERIALS -- 19.6%
                     Construction Materials -- 3.1%
       579,937       Cemex SA (A.D.R.)*                                   $  6,547,489
     1,296,613       Pretoria Portland Cement Co.                            5,425,622
     6,810,200       PT Indocement Tunggal Prakarsa Tbk                      8,034,220
                                                                          ------------
                                                                          $ 20,007,331
---------------------------------------------------------------------------------------
                     Diversified Metals & Mining -- 7.8%
       414,274       Eurasian Natural Resources Corp.*                    $  5,856,546
       106,900       Freeport-McMoRan Copper & Gold, Inc. (Class B)*         8,851,320
        38,282       Korea Zinc Co.*                                         7,114,498
     3,404,768       Nuevo Grupo Mexico SA                                   7,971,766
       874,092       Vale SA (A.D.R.)                                       21,415,254
                                                                          ------------
                                                                          $ 51,209,384
---------------------------------------------------------------------------------------
                     Fertilizers & Agricultural Chemicals -- 1.7%
       382,289       Israel Chemicals, Ltd.                               $  4,966,979
       274,742       Uralkali OAO (A.D.R.)*                                  6,288,322
                                                                          ------------
                                                                          $ 11,255,301
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

Shares                                                                    Value
                     Gold -- 4.4%
      127,618        Anglogold Ashanti, Ltd.*                             $  5,626,878
      444,861        Gold Fields, Ltd.                                       6,502,664
      526,312        IAMGOLD Corp.                                           9,973,612
    6,328,675        Zijin Mining Group Co., Ltd.*                           6,778,127
                                                                          ------------
                                                                          $ 28,881,281
---------------------------------------------------------------------------------------
                     Precious Metals & Minerals -- 1.7%
      282,700        Compania de Minas Buenaventura SAA (A.D.R.)*(b)      $ 11,350,405
---------------------------------------------------------------------------------------
                     Steel -- 0.9%
      170,466        Kumba Iron Ore, Ltd.                                 $  5,886,049
                                                                          ------------
                     Total Materials                                      $128,589,751
---------------------------------------------------------------------------------------
                     CAPITAL GOODS -- 5.0%
                     Construction & Engineering -- 4.0%
    5,838,200        China Communications Construction Co., Ltd.*         $  5,692,165
    2,566,400        China Railway Group, Ltd.*                              2,062,163
    4,693,800        China Railways Construction Corp.*                      6,243,669
      106,579        Hyundai Engineering & Construction Co., Ltd.*           6,118,376
      181,241        Larsen & Toubro, Ltd.*                                  6,333,700
                                                                          ------------
                                                                          $ 26,450,073
---------------------------------------------------------------------------------------
                     Industrial Conglomerates -- 1.0%
    1,066,000        Keppel Corp.                                         $  6,275,337
                                                                          ------------
                     Total Capital Goods                                  $ 32,725,410
---------------------------------------------------------------------------------------
                     TRANSPORTATION -- 1.0%
                     Marine -- 1.0%
    4,336,700        China Shipping Development Co., Ltd. (b)             $  6,483,569
                                                                          ------------
                     Total Transportation                                 $  6,483,569
---------------------------------------------------------------------------------------
                     AUTOMOBILES & COMPONENTS -- 3.5%
                     Auto Parts & Equipment -- 0.9%
       43,447        Hyundai Mobis Co., Ltd.*                             $  5,624,747
---------------------------------------------------------------------------------------
                     Automobile Manufacturers -- 2.1%
    3,364,000        Dongfeng Motor Group*                                $  5,295,509
    2,478,900        PT Astra International TbK                              8,524,543
                                                                          ------------
                                                                          $ 13,820,052
---------------------------------------------------------------------------------------
                     Motorcycle Manufacturers -- 0.5%
       85,888        Hero Honda Motors, Ltd.                              $  3,197,789
                                                                          ------------
                     Total Automobiles & Components                       $ 22,642,588
---------------------------------------------------------------------------------------
                     CONSUMER DURABLES & APPAREL -- 3.3%
                     Apparel, Accessories & Luxury Goods -- 0.6%
    2,558,100        Anta Sports Products, Ltd. (b)                       $  3,847,809
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    19

Shares                                                                    Value
                     Homebuilding -- 1.7%
       472,197       Cyrela Brazil Realty SA                              $  6,643,843
       222,468       MRV Engenharia SA*                                      4,821,935
                                                                          ------------
                                                                          $ 11,465,778
---------------------------------------------------------------------------------------
                     Household Appliances -- 1.0%
       204,590       Woongjin Coway Co., Ltd.*                            $  6,706,256
                                                                          ------------
                     Total Consumer Durables & Apparel                    $ 22,019,843
---------------------------------------------------------------------------------------
                     RETAILING -- 2.2%
                     Department Stores -- 2.2%
       374,306       Lojas Renner SA*                                     $  8,155,628
     6,008,300       New World Department Store China, Ltd.                  5,944,769
                                                                          ------------
                                                                          $ 14,100,397
                                                                          ------------
                     Total Retailing                                      $ 14,100,397
---------------------------------------------------------------------------------------
                     FOOD & DRUG RETAILING -- 3.5%
                     Food Retail -- 1.4%
       313,700       X-5 Retail Group NV (G.D.R.)*                        $  8,934,208
---------------------------------------------------------------------------------------
                     Hypermarkets & Supercenters -- 2.1%
       128,400       Brasil Distr Pao Acu (A.D.R.) (b)                    $  8,211,180
        12,500       Shinsegae Co., Ltd.*                                    5,738,485
                                                                          ------------
                                                                          $ 13,949,665
                                                                          ------------
                     Total Food & Drug Retailing                          $ 22,883,873
---------------------------------------------------------------------------------------
                     FOOD, BEVERAGE & TOBACCO -- 1.1%
                     Packaged Foods & Meats -- 1.1%
       356,800       Wimm-Bill-Dann (A.D.R.)*(b)                          $  7,100,320
                                                                          ------------
                     Total Food, Beverage & Tobacco                       $  7,100,320
---------------------------------------------------------------------------------------
                     HOUSEHOLD & PERSONAL PRODUCTS -- 2.7%
                     Household Products -- 1.2%
        31,600       LG Household & Health Care, Ltd.*                    $  7,742,228
---------------------------------------------------------------------------------------
                     Personal Products -- 1.5%
         6,523       Amorepacific Corp.*                                  $  4,806,911
       267,146       Natura Cosmeticos SA                                    5,105,525
                                                                          ------------
                                                                          $  9,912,436
                                                                          ------------
                     Total Household & Personal Products                  $ 17,654,664
---------------------------------------------------------------------------------------
                     PHARMACEUTICALS & BIOTECHNOLOGY -- 1.1%
                     Pharmaceuticals -- 1.1%
       765,926       Aspen Pharmacare Holdings LT*                        $  6,958,064
                                                                          ------------
                     Total Pharmaceuticals & Biotechnology                $  6,958,064
---------------------------------------------------------------------------------------
                     BANKS -- 16.1%
                     Diversified Banks -- 15.1%
       346,112       Banco Bradesco SA (A.D.R.)*(b)                       $  7,334,113
       363,841       Banco do Brasil SA                                      6,404,265
       504,875       Banco Itau SA (A.D.R.) (b)                             11,233,469

The accompanying notes are an integral part of these financial statements.


20    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

Shares                                                                    Value
                     Diversified Banks -- (continued)
    7,606,600        Bank Rakyat Indonesia                                $  5,995,187
    1,899,200        Bumiputra-Commerce Holdings Berhad                      7,079,863
    9,821,700        China Construction Bank Corp.                           8,908,315
   12,957,413        Chinatrust Financial Holding Co., Ltd.*                 7,540,418
    1,913,751        Grupo Fin Banorte SAB                                   6,591,360
      210,390        Hana Financial Group, Inc.*                             6,158,671
      359,400        ICICI Bank, Ltd.                                        6,740,381
   11,849,900        Industrial and Commercial Bank of China, Ltd.*         10,213,624
      151,940        Shinhan Financial Group Co., Ltd.*                      6,077,458
    1,680,702        Turkiye Garanti Bankasi AS                              5,751,281
      819,309        Turkiye Is Bankasi (Isbank)*                            2,802,558
                                                                          ------------
                                                                          $ 98,830,963
---------------------------------------------------------------------------------------
                     Thrifts & Mortgage Finance -- 1.0%
      108,400        Housing Development Finance Corp., Ltd.              $  6,476,847
                                                                          ------------
                     Total Banks                                          $105,307,810
---------------------------------------------------------------------------------------
                     DIVERSIFIED FINANCIALS -- 0.8%
                     Diversified Financial Services -- 0.8%
    1,382,500        African Bank Investments, Ltd.                       $  5,369,578
                                                                          ------------
                     Total Diversified Financials                         $  5,369,578
---------------------------------------------------------------------------------------
                     INSURANCE -- 3.8%
                     Life & Health Insurance -- 2.9%
      512,698        Cathay Financial Holding Co., Ltd. (G.D.R.)*         $  9,325,977
      129,800        China Life Insurance Co. (A.D.R.) (b)                   9,820,668
                                                                          ------------
                                                                          $ 19,146,645
---------------------------------------------------------------------------------------
                     Property & Casualty Insurance -- 0.9%
       33,800        Samsung Fire & Marine Insurance Co., Ltd.*           $  5,853,604
                                                                          ------------
                     Total Insurance                                      $ 25,000,249
---------------------------------------------------------------------------------------
                     REAL ESTATE -- 0.9%
                     Real Estate Development -- 0.9%
    3,248,800        Guangzhou R&F Properties Co., Ltd.*                  $  5,832,480
                                                                          ------------
                     Total Real Estate                                    $  5,832,480
---------------------------------------------------------------------------------------
                     SOFTWARE & SERVICES -- 1.9%
                     Data Processing & Outsourced Services -- 0.8%
      345,100        Redecard SA                                          $  5,268,402
---------------------------------------------------------------------------------------
                     IT Consulting & Other Services -- 1.1%
      135,900        Infosys Technologies, Ltd. (A.D.R.)*(b)              $  6,926,823
                                                                          ------------
                     Total Software & Services                            $ 12,195,225
---------------------------------------------------------------------------------------
                     TECHNOLOGY HARDWARE & EQUIPMENT -- 4.8%
                     Communications Equipment -- 1.0%
    1,202,340        ZTE Corp.*                                           $  6,882,136
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    21

Shares                                                                    Value
                     Computer Hardware -- 1.0%
     5,060,979       Compal Electronics, Inc.                             $  6,758,589
---------------------------------------------------------------------------------------
                     Electronic Components -- 1.5%
       159,250       LG Display Co., Ltd.*                                $  4,447,590
       361,600       LG Display Co., Ltd. (A.D.R.)*(b)                       5,062,400
                                                                          ------------
                                                                          $  9,509,990
---------------------------------------------------------------------------------------
                     Electronic Manufacturing Services -- 1.3%
     1,979,946       Hon Hai Precision Industry Co., Ltd.                 $  8,391,183
                                                                          ------------
                     Total Technology Hardware & Equipment                $ 31,541,898
---------------------------------------------------------------------------------------
                     SEMICONDUCTORS -- 4.6%
                     Semiconductors -- 4.6%
       375,750       MediaTek, Inc.*                                      $  5,931,566
        23,946       Samsung Electronics Co., Ltd.*                         14,922,327
       871,776       Taiwan Semiconductor Manufacturing Co. (A.D.R.)*        9,057,753
                                                                          ------------
                                                                          $ 29,911,646
                                                                          ------------
                     Total Semiconductors                                 $ 29,911,646
---------------------------------------------------------------------------------------
                     TELECOMMUNICATION SERVICES -- 6.1%
                     Integrated Telecommunication Services -- 1.1%
       322,300       Tele Norte Leste Participacoes Pfd (A.D.R.)*(b)      $  7,013,248
---------------------------------------------------------------------------------------
                     Wireless Telecommunication Services -- 5.0%
       273,921       America Movil SAB (A.D.R.) Series L                  $ 13,252,298
       104,500       China Mobile (Hong Kong), Ltd. (A.D.R.) (b)             4,897,915
       185,290       Mobile Telesystems, Inc. (A.D.R.)*                      9,279,323
       359,294       MTN Group, Ltd.                                         5,745,953
                                                                          ------------
                                                                          $ 33,175,489
                                                                          ------------
                     Total Telecommunication Services                     $ 40,188,737
---------------------------------------------------------------------------------------
                     TOTAL COMMON STOCKS
                     (Cost $462,206,274)                                  $631,169,028
---------------------------------------------------------------------------------------
Principal
Amount ($)
---------------------------------------------------------------------------------------
                     TEMPORARY CASH INVESTMENTS -- 8.3%
                     Securities Lending Collateral -- 8.3% (c)
                     Certificates of Deposit:
     1,577,799       Bank of Nova Scotia, 0.19%, 2/17/10                  $  1,577,799
     1,577,799       DnB NOR Bank ASA NY, 0.2%, 2/17/10                      1,577,799
     1,262,247       Nordea NY, 0.21%, 12/22/09                              1,262,247
     1,721,235       Rabobank Nederland NY, 0.24%, 12/11/09                  1,721,235
     1,721,235       Societe Generale, 0.27%, 12/4/09                        1,721,235
     1,721,235       Toronto Dominion, 0.23%, 12/16/09                       1,721,235
       437,063       BNP Paribas, 0.78%, 6/4/10                                437,063
     1,019,783       Wachovia Bank NA, 1.17%, 5/14/10                        1,019,783
                                                                          ------------
                                                                          $ 11,038,396
---------------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.


22    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

Principal
Amount ($)                                                                Value
                     Commercial Paper:
     1,146,535       BBVA London, 0.28%, 3/18/10                          $  1,146,535
     1,434,140       BCS FUN, 0.20%, 12/29/09                                1,434,140
     1,720,874       CBA Financial, 0.27%, 12/29/09                          1,720,874
     1,434,180       GE, 0.17%, 12/28/09                                     1,434,180
     1,721,035       HND AF, 0.30%, 12/15/09                                 1,721,035
     1,434,353       HSBC, 0.24%, 12/2/09                                    1,434,353
       286,869       HSBC, 0.24%, 12/3/09                                      286,869
     2,581,728       NABPP, 0.29%, 12/7/09                                   2,581,728
     1,117,723       PARFIN, 0.25%, 4/19/10                                  1,117,723
     1,721,159       Cafco, 0.20%, 12/9/09                                   1,721,159
       631,090       Char FD, 0.17%, 12/11/09                                  631,090
       860,565       Char FD, 0.17%, 12/14/09                                  860,565
       860,582       Ciesco, 0.25%, 12/7/09                                    860,582
       716,867       Ciesco, 0.20%, 2/18/10                                    716,867
     2,128,464       Fasco, 0.17%, 12/14/09                                  2,128,464
     1,434,327       Old LLC, 0.15%, 12/7/09                                 1,434,327
     1,434,267       Ranger, 0.24%, 12/11/09                                 1,434,267
       487,519       SRCPP, 0.19%, 2/3/10                                      487,519
     1,003,678       SRCPP, 0.19%, 2/10/10                                   1,003,678
       843,019       TB LLC, 0.20%, 12/10/09                                   843,019
       573,731       TB LLC, 0.15%, 12/7/09                                    573,731
     1,637,501       Bank of America, 0.87%, 5/12/10                         1,637,501
       286,932       BBVA Senior US, 0.35%, 3/12/10                            286,932
     1,434,921       Santander, 0.33%, 7/23/10                               1,434,921
       574,250       WFC, 0.49%, 8/20/10                                       574,250
                                                                          ------------
                                                                          $ 29,506,309
--------------------------------------------------------------------------------------
                     Tri-party Repurchase Agreements:
     6,884,942       Deutsche Bank, 0.16%, 12/1/09                        $  6,884,942
     1,721,235       JPMorgan, 0.15%, 12/1/09                                1,721,235
     2,646,113       Barclays Capital Markets, 0.14%, 12/1/09                2,646,113
                                                                          ------------
                                                                          $ 11,252,290
--------------------------------------------------------------------------------------
       Shares
                     Money Market Mutual Funds:
     1,147,490       Dreyfus Preferred Money Market Fund                  $  1,147,490
     1,147,490       Fidelity Prime Money Market Fund                        1,147,490
                                                                          $  2,294,980
                                                                          ------------
                     Total Securities Lending Collateral                  $ 54,091,975
--------------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    23

                                                                           Value
              TOTAL TEMPORARY CASH INVESTMENTS
              (Cost $54,091,975)                                           $ 54,091,975
----------------------------------------------------------------------------------------
              TOTAL INVESTMENT IN SECURITIES -- 105.6%
              (Cost $520,691,484)(a)(d)                                    $690,913,273
----------------------------------------------------------------------------------------
              OTHER ASSETS AND LIABILITIES -- (5.6)%                       $(36,818,724)
----------------------------------------------------------------------------------------
              TOTAL NET ASSETS -- 100.0%                                   $654,094,549
========================================================================================

(A.D.R.) American Depositary Receipt.

(G.D.R.) Global Depositary Receipt.

*        Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2009, the value of these securities amounted to $4,567,612 or 0.7% of total net assets.

(a) At November 30, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $543,934,060 was as follows:

           Aggregate gross unrealized gain for all investments in which there is an
             excess of value over tax cost                                             $169,578,952
           Aggregate gross unrealized loss for all investments in which there is an
             excess of tax cost over value                                              (22,599,739)
                                                                                       ------------
           Net unrealized gain                                                         $146,979,213
                                                                                       ============

(b)      At November 30, 2009, the following securities were out on loan:



         Shares        Security                                           Value
          2,000,000     Anta Sports Products, Ltd.                        $ 3,000,000
            342,600     Banco Bradesco SA (A.D.R.) *                        7,259,694
            122,100     Brasil Distr Pao Acu (A.D.R.)                       7,808,295
            120,700     China Life Insurance Co. (A.D.R.)                   9,132,162
            102,000     China Mobile (Hong Kong), Ltd. (A.D.R.)             4,780,740
             72,000     China Shipping Development Co., Ltd.                  108,000
             20,000     Compania de Minas Buenaventura SAA (A.D.R.) *         803,000
            113,700     Infosys Technologies, Ltd. (A.D.R.) *               5,795,289
            144,900     LG Display Co., Ltd. (A.D.R.) *                     2,028,600
            120,400     Banco Itau SA (A.D.R.)                              2,678,900
              3,400     Tele Norte Leste Participacoes Pfd (A.D.R.) *          73,984
            153,200     Tenaris SA (A.D.R.)                                 6,045,272
            151,500     Wimm-Bill-Dann (A.D.R.) *                           3,014,850
-------------------------------------------------------------------------------------
                        Total                                             $52,528,786
=====================================================================================

The accompanying notes are an integral part of these financial statements.


24    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

(d) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

           Brazil                                    19.7%
           South Korea                               12.8
           People's Republic of China                12.4
           Russia                                    11.3
           Taiwan                                     7.4
           South Africa                               6.5
           Mexico                                     5.4
           India                                      5.4
           Hong Kong                                  3.8
           Indonesia                                  3.5
           United States                              2.2
           Peru                                       1.8
           Canada                                     1.6
           Turkey                                     1.3
           Argentina                                  1.1
           Malaysia                                   1.1
           Singapore                                  1.0
           Other (individually less than 1%)          1.7
                                                    -----
                                                    100.0%
                                                    =====

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2009 aggregated $373,979,061 and $299,912,335, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.


  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of November 30, 2009, in valuing the Fund's assets:

                                Level 1           Level 2          Level 3      Total
 Common Stocks                  $257,242,872      $         --     $--          $257,242,872
 Common Stocks*                           --       373,926,156      --           373,926,156
 Preferred Stock                   5,652,270                --      --             5,652,270
 Temporary Cash Investments               --        51,796,995      --            51,796,995
 Money Market Mutual Funds         2,294,980                --      --             2,294,980
--------------------------------------------------------------------------------------------
 Total                          $265,190,122      $425,723,151     $--          $690,913,273
============================================================================================

* Securities of non-U.S. issuers are valued using independent pricing services.

The accompanying notes are an integral part of these financial statements.


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    25

Statement of Assets and Liabilities | 11/30/09


ASSETS:
  Investment in securities (including securities loaned of
   $52,528,786) (cost $520,691,484)                                       $690,913,273
  Cash                                                                      13,201,588
  Foreign currencies, at value (cost $768,193)                                 771,737
  Receivables --
   Investment securities sold                                                2,311,504
   Fund shares sold                                                          1,331,497
   Dividends                                                                   751,850
   Due from Pioneer Investment Management, Inc.                                 18,179
  Other                                                                         89,927
--------------------------------------------------------------------------------------
     Total assets                                                         $709,389,555
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                                $    663,590
   Upon return of securities loaned                                         54,091,975
  Due to affiliates                                                            195,882
  Reserve for repatriation taxes                                               192,916
  Accrued expenses                                                             150,643
--------------------------------------------------------------------------------------
     Total liabilities                                                    $ 55,295,006
--------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $611,149,370
  Undistributed net investment income                                        1,104,885
  Accumulated net realized loss on investments and foreign currency
   transactions                                                           (128,178,480)
  Net unrealized gain on investments                                       170,028,873
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    (10,099)
--------------------------------------------------------------------------------------
     Total net assets                                                     $654,094,549
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $407,113,167/15,593,840 shares)                       $      26.11
  Class B (based on $25,129,915/1,099,314 shares)                         $      22.86
  Class C (based on $60,066,275/2,630,132 shares)                         $      22.84
  Class R (based on $84,064,048/3,328,415 shares)                         $      25.26
  Class Y (based on $77,721,144/2,763,921 shares)                         $      28.12
MAXIMUM OFFERING PRICE:
  Class A ($26.11 [divided by] 94.25%)                                    $      27.70
======================================================================================

The accompanying notes are an integral part of these financial statements.


26    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

Statement of Operations

For the Year Ended 11/30/09



INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $1,155,998)                 $  10,631,603
  Interest (net of foreign taxes withheld of $3,242)                             14,414
  Income from securities loaned, net                                            536,811
-----------------------------------------------------------------------------------------------------------
     Total investment income                                                                  $  11,182,828
-----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                         $   5,275,819
  Transfer agent fees
   Class A                                                                      777,818
   Class B                                                                      122,878
   Class C                                                                      169,007
   Class R                                                                       64,511
   Class Y                                                                        5,029
  Distribution fees
   Class A                                                                      721,367
   Class B                                                                      197,873
   Class C                                                                      449,194
   Class R                                                                      252,631
  Shareholder communications expenses                                           578,290
  Administrative reimbursements                                                 203,997
  Custodian fees                                                                372,325
  Registration fees                                                             105,998
  Professional fees                                                              92,320
  Printing expense                                                               83,877
  Fees and expenses of nonaffiliated trustees                                    14,778
  Miscellaneous                                                                  50,513
-----------------------------------------------------------------------------------------------------------
     Total expenses                                                                           $   9,538,225
     Less fees waived and expenses reimbursed by
       Pioneer Investment Management, Inc.                                                         (191,146)
     Less fees paid indirectly                                                                         (647)
-----------------------------------------------------------------------------------------------------------
     Net expenses                                                                             $   9,346,432
-----------------------------------------------------------------------------------------------------------
       Net investment income                                                                  $   1,836,396
-----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on:
   Investments                                                            $ (92,889,044)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                         (591,184)      $ (93,480,228)
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
   Investments                                                            $ 370,333,784
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                           18,459       $ 370,352,243
-----------------------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                                   $ 276,872,015
-----------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                        $ 278,708,411
===========================================================================================================

The accompanying notes are an integral part of these financial statements.


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    27

Statement of Changes in Net Assets

For the Years Ended 11/30/09 and 11/30/08 respectively



                                                                   Year Ended         Year Ended
                                                                   11/30/09           11/30/08
FROM OPERATIONS:
Net investment income                                              $  1,836,396       $   5,636,481
Net realized loss on investments and foreign currency
  transactions                                                      (93,480,228)        (37,083,948)
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                             370,352,243        (470,054,283)
----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                    $278,708,411       $(501,501,750)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.19 and $0.00 per share, respectively)               $ (2,381,182)      $          --
   Class R ($0.21 and $0.00 per share, respectively)                   (420,439)                 --
   Class Y ($0.35 and $0.00 per share, respectively)                   (869,455)                 --
Net realized gain:
   Class A ($0.00 and $0.39 per share, respectively)                         --          (4,829,147)
   Class B ($0.00 and $0.39 per share, respectively)                         --            (495,485)
   Class C ($0.00 and $0.39 per share, respectively)                         --          (1,040,307)
   Class R ($0.00 and $0.39 per share, respectively)                         --            (689,557)
   Class Y ($0.00 and $0.39 per share, respectively)                         --            (924,302)
----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                            $ (3,671,076)      $  (7,978,798)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                   $236,221,069       $ 323,291,675
Reinvestment of distributions                                         3,145,441           6,773,365
Cost of shares repurchased                                         (154,335,677)       (285,279,844)
----------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                                       $ 85,030,833       $  44,785,196
----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                           $360,068,168       $(464,695,352)
NET ASSETS:
Beginning of year                                                   294,026,381         758,721,733
----------------------------------------------------------------------------------------------------
End of year                                                        $654,094,549       $ 294,026,381
----------------------------------------------------------------------------------------------------
Undistributed net investment income                                $  1,104,885       $   3,458,787
----------------------------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.
28    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

                                            '09 Shares     '09 Amount     '08 Shares        '08 Amount
Class A
Shares sold                                  8,207,965     $156,774,782     6,702,624     $215,927,691
Reinvestment of distributions                  134,695        2,052,236       292,518        4,169,663
Less shares repurchased                     (5,474,120)    (106,294,599)   (7,249,512)    (205,383,498)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   2,868,540     $ 52,532,419      (254,370)    $ 14,713,856
=======================================================================================================
Class B
Shares sold                                    274,124     $  4,957,010       349,741     $ 10,230,892
Reinvestment of distributions                       --               --        35,331          435,022
Less shares repurchased                       (492,312)      (7,901,677)     (975,259)     (25,988,862)
-------------------------------------------------------------------------------------------------------
   Net decrease                               (218,188)    $ (2,944,667)     (590,187)    $(15,322,948)
=======================================================================================================
Class C
Shares sold                                    741,854     $ 13,229,800       838,571     $ 24,316,377
Reinvestment of distributions                       --               --        68,213          847,112
Less shares repurchased                       (877,488)     (14,142,760)   (1,100,149)     (27,730,712)
-------------------------------------------------------------------------------------------------------
   Net decrease                               (135,634)    $   (912,960)     (193,365)    $ (2,567,223)
=======================================================================================================
Class R
Shares sold                                  2,193,543     $ 42,920,340     1,601,677     $ 47,454,452
Reinvestment of distributions                   25,854          381,600        45,485          628,597
Less shares repurchased                       (727,933)     (14,221,475)     (515,382)     (14,604,463)
-------------------------------------------------------------------------------------------------------
   Net increase                              1,491,464     $ 29,080,465     1,131,780     $ 33,478,586
=======================================================================================================
Class Y
Shares sold                                    820,100     $ 18,341,262     1,015,446     $ 25,362,263
Reinvestment of distributions                   43,473          709,480        45,086          692,971
Less shares repurchased                       (538,936)     (11,775,166)     (345,753)     (11,572,309)
-------------------------------------------------------------------------------------------------------
   Net increase                                324,637     $  7,275,576       714,779     $ 14,482,925
=======================================================================================================

The accompanying notes are an integral part of these financial statements.


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    29

Financial Highlights

                                                         Year         Year          Year          Year        Year
                                                         Ended        Ended         Ended         Ended       Ended
                                                         11/30/09     11/30/08      11/30/07      11/30/06    11/30/05
Class A
Net asset value, beginning of period                     $  14.20     $  38.29      $  29.06     $  23.64     $  17.88
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                   $   0.09     $   0.33      $   0.05     $   0.15     $   0.19
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions             12.00       (24.03)        13.40         8.45         6.22
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations     $  12.10     $ (23.70)     $  13.45     $   8.60     $   6.41
----------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                   $  (0.19)    $     --      $  (0.07)    $  (0.11)    $     --
 Net realized gain                                             --       ( 0.39)        (4.15)       (3.07)       (0.65)
----------------------------------------------------------------------------------------------------------------------
 Total distributions                                     $  (0.19)    $  (0.39)     $  (4.22)    $  (3.18)    $  (0.65)
----------------------------------------------------------------------------------------------------------------------
 Redemption fee                                          $     --     $     --      $     --     $   0.00(a)  $   0.00(a)
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $  11.91     $ (24.09)     $   9.23     $   5.42     $   5.76
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $  26.11     $  14.20      $  38.29     $  29.06     $  23.64
======================================================================================================================
Total return*                                               86.13%      (61.91)%       47.03%       36.84%       35.82%
Ratio of net expenses to average net assets+                 1.95%        1.86%         1.79%        1.90%        2.15%
Ratio of net investment income to average net assets+        0.49%        0.99%         0.17%        0.49%        0.87%
Portfolio turnover rate                                        68%          54%           45%          42%          69%
Net assets, end of period (in thousands)                 $407,113     $180,675      $497,008     $240,097     $154,442
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                                1.99%        1.86%         1.79%         1.90%       2.23%
 Net investment income                                       0.45%        0.99%         0.17%         0.49%       0.79%
Ratios with waiver of fees and assumption of expenses
 by the Adviser and reduction for fees paid
 indirectly:
 Net expenses                                                1.95%        1.86%         1.78%         1.89%       2.15%
 Net investment income                                       0.49%        0.99%         0.18%         0.50%       0.87%
======================================================================================================================

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


30  Pioneer Emerging Markets Fund | Annual Report | 11/30/09

                                                                Year          Year          Year         Year         Year
                                                                Ended         Ended         Ended        Ended        Ended
                                                                11/30/09      11/30/08      11/30/07     11/30/06     11/30/05
Class B
Net asset value, beginning of period                            $  12.39      $  33.84      $ 26.19      $  21.62     $  16.52
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  (0.03)#    $   0.02      $ (0.19)     $  (0.09)    $  (0.00)(a)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                    10.50        (21.08)       11.99          7.73         5.75
------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                       $  10.47      $ (21.06)     $ 11.80      $   7.64     $   5.75
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                          $     --      $     --      $    --     $    0.00(a)  $     --
 Net realized gain                                                    --         (0.39)       (4.15)        (3.07)       (0.65)
------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                            $     --      $  (0.39)     $ (4.15)    $   (3.07)    $  (0.65)
------------------------------------------------------------------------------------------------------------------------------
 Redemption fee                                                 $     --      $     --      $    --     $    0.00(a)  $   0.00(a
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  10.47      $ (21.45)     $  7.65     $    4.57     $   5.10
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  22.86      $  12.39      $ 33.84     $   26.19     $  21.62
==============================================================================================================================
Total return*                                                      84.50%       (62.25)%      45.78%        35.72%       34.78%
Ratio of net expenses to average net assets+                        2.85%         2.75%        2.65%         2.74%        2.94%
Ratio of net investment income (loss) to average net assets+       (0.37)%        0.06%       (0.67)%       (0.34)%       0.04%
Portfolio turnover rate                                               68%           54%          45%           42%          69%
Net assets, end of period (in thousands)                        $ 25,130      $ 16,323      $64,562     $  48,312     $ 43,085
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       3.13%         2.75%       2.65%         2.74%        2.96%
 Net investment income (loss)                                      (0.65)%        0.06%      (0.67)%       (0.34)%       0.02%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                       2.85%         2.74%        2.63%         2.71%        2.94%
 Net investment income (loss)                                      (0.37)%        0.07%       (0.65)%       (0.31)%       0.04%
==============================================================================================================================

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.


                    Pioneer Emerging Markets Fund | Annual Report | 11/30/09  31

                                                                Year          Year          Year         Year         Year
                                                                Ended         Ended         Ended        Ended        Ended
                                                                11/30/09      11/30/08      11/30/07     11/30/06     11/30/05
Class C
Net asset value, beginning of period                            $  12.38      $  33.78      $ 26.12      $ 21.58      $  16.47
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                   $  (0.06)#    $   0.06      $ (0.17)     $ (0.06)     $   0.02
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                    10.52        (21.07)       11.98         7.69          5.74
------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $  10.46      $ (21.01)     $ 11.81      $  7.63      $   5.76
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                          $     --      $     --      $    --      $ (0.02)     $     --
 Net realized gain                                                    --         (0.39)       (4.15)       (3.07)        (0.65)
------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                            $     --      $  (0.39)     $ (4.15)     $ (3.09)     $  (0.65)
------------------------------------------------------------------------------------------------------------------------------
 Redemption fee                                                 $     --      $     --      $    --      $    --      $   0.00(a)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  10.46      $ (21.40)     $  7.66      $  4.54      $   5.11
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  22.84      $  12.38      $ 33.78      $ 26.12      $  21.58
==============================================================================================================================
Total return*                                                      84.49%       (62.21)%      45.94%       35.75%        34.94%
Ratio of net expenses to average net assets+                        2.85%         2.65%        2.57%        2.65%         2.80%
Ratio of net investment income (loss) to average net assets+       (0.39)%        0.20%       (0.59)%      (0.27)%        0.15%
Portfolio turnover rate                                               68%           54%          45%          42%           69%
Net assets, end of period (in thousands)                        $ 60,066      $ 34,242      $99,966      $60,039      $ 44,468
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       2.89%         2.65%        2.57%        2.65%         2.82%
 Net investment income (loss)                                      (0.43)%        0.20%       (0.59)%      (0.27)%        0.13%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                       2.85%         2.64%        2.56%        2.64%         2.80%
 Net investment income (loss)                                      (0.39)%        0.21%       (0.58)%      (0.26)%        0.15%
==============================================================================================================================

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratios with no reduction for fees paid indirectly.
# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.


32  Pioneer Emerging Markets Fund | Annual Report | 11/30/09

                                                                Year         Year          Year          Year           Year
                                                                Ended        Ended         Ended         Ended          Ended
                                                                11/30/09     11/30/08      11/30/07      11/30/06       11/30/05
Class R
Net asset value, beginning of period                            $  13.80     $  37.32      $ 28.52       $  23.37       $ 17.72
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                          $   0.12     $   0.16      $  0.09       $   0.10       $  0.12
 Net realized and unrealized gain on investments and foreign
  currency transactions                                            11.56       (23.29)       13.00           8.26          6.18
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (loss) from investment operations                $  11.68     $ (23.13)     $ 13.09       $   8.36       $  6.30
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                          $  (0.21)    $     --      $ (0.14)      $  (0.14)      $    --
 Net realized gain                                                    --        (0.39)       (4.15)         (3.07)        (0.65)
-------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                            $  (0.21)    $  (0.39)     $ (4.29)      $  (3.21)      $ (0.65)
-------------------------------------------------------------------------------------------------------------------------------
 Redemption fee                                                 $     --     $     --      $    --       $   0.00(a)    $    --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  11.46     $ (23.52)     $  8.80       $   5.15       $  6.30
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  25.26     $  13.80      $ 37.32       $  28.52       $ 23.37
===============================================================================================================================
Total return*                                                      85.71%      (61.99)%      46.75%         36.30%        35.53%
Ratio of net expenses to average net assets+                        2.17%        2.13%        2.06%          2.52%         2.37%
Ratio of net investment income (loss) to average net assets+        0.19%        0.78%       (0.26)%        (0.21)%        0.53%
Portfolio turnover rate                                               68%          54%          45%            42%           69%
Net assets, end of period (in thousands)                        $ 84,064     $ 25,341      $26,316       $  1,142       $   135
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                       2.17%        2.13%        2.06%          2.26%         2.58%
 Net investment income (loss)                                       0.19%        0.78%       (0.26)%        (0.06)%        0.32%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                       2.17%        2.13%        2.06%          2.51%         2.37%
 Net investment income (loss)                                       0.19%        0.78%       (0.26)%        (0.45)%        0.53%
===============================================================================================================================


(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                    Pioneer Emerging Markets Fund | Annual Report | 11/30/09  33

                                                                Year        Year          Year         Year          Year
                                                                Ended       Ended         Ended        Ended         Ended
                                                                11/30/09    11/30/08      11/30/07     11/30/06      11/30/05
Class Y
Net asset value, beginning of period                            $ 15.35     $  41.10      $ 30.95      $  25.04      $  18.78
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.22     $   0.36      $  0.25      $   0.34      $   0.16
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                   12.90        (25.72)       14.26          8.92          6.75
-----------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $ 13.12     $ (25.36)     $ 14.51      $   9.26      $   6.91
-----------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                          $ (0.35)    $     --      $ (0.21)     $  (0.28)     $     --
 Net realized gain                                                   --        (0.39)       (4.15)        (3.07)        (0.65)
-----------------------------------------------------------------------------------------------------------------------------
 Total distributions                                            $ (0.35)    $  (0.39)     $ (4.36)     $  (3.35)     $  (0.65)
-----------------------------------------------------------------------------------------------------------------------------
 Redemption fee                                                 $    --     $     --      $    --      $   0.00(a)   $   0.00(a)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $ 12.77     $ (25.75)     $ 10.15      $   5.91      $   6.26
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 28.12     $  15.35      $ 41.10      $  30.95      $  25.04
=============================================================================================================================
Total return*                                                     87.18%      (61.71)%      47.75%        37.60%        36.77%
Ratio of net expenses to average net assets+                       1.42%        1.38%        1.32%         1.33%         1.40%
Ratio of net investment income to average net assets+              1.03%        1.45%        0.68%         1.02%         1.66%
Portfolio turnover rate                                              68%          54%          45%           42%           69%
Net assets, end of period (in thousands)                        $77,721     $ 37,445      $70,870      $ 47,573      $ 23,273
Ratios with no waiver of fees and assumption of expenses by
 the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                      1.42%        1.38%        1.32%         1.33%         1.40%
 Net investment income                                             1.03%        1.45%        0.68%         1.02%         1.66%
Ratios with waiver of fees and assumption of expenses by the
 Adviser and reduction for fees paid indirectly:
 Net expenses                                                      1.42%        1.38%        1.32%         1.33%         1.40%
 Net investment income                                             1.03%        1.45%        0.68%         1.02%         1.66%
=============================================================================================================================

(a) Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


34  Pioneer Emerging Markets Fund | Annual Report | 11/30/09

Notes to Financial Statements | 11/30/09

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers five classes of shares designated as Class A, Class B, Class C, Class R, and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    35

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are fair valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are fair valued using the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by an independent service using fair value methods is appropriate for the Fund.

   The Fund may also use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At November 30, 2009, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have


36    Pioneer Emerging Markets Fund | Annual Report | 11/30/09
   passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its share-owners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    37
   the repatriation of foreign currencies in certain countries. During the year ended November 30, 2009, the Fund paid no such taxes.

   In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for the capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of November 30, 2009, the Fund had $192,916 in reserve related to capital gains.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At November 30, 2009, the Fund has reclassified $519,222 to decrease undistributed net investment income and $519,222 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   At November 30, 2009, the Fund had a net capital loss carryforward of $104,841,077, of which the following amounts will expire between 2016 and 2017 if not utilized: $11,219,685 in 2016 and $93,621,392 in 2017.

   The Fund has elected to defer approximately $94,827 of capital losses recognized between November 1, 2009 and November 30, 2009 to its fiscal year ending November 30, 2010.

   The tax character of distributions paid during the years ended November 30, 2009 and November 30, 2008 was as follows:

                                      2009             2008
   Distributions paid from:
   Ordinary income              $3,671,076       $       --
   Long-term capital gain               --        7,978,798
-----------------------------------------------------------
    Total                       $3,671,076       $7,978,798
===========================================================


38    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

   The following shows the components of distributable earnings on a federal income tax basis at November 30, 2009:

                                                       2009
   Distributable earnings:
   Undistributed ordinary income             $    1,104,884
   Capital loss carryforward                   (104,841,077)
   Post-October loss deferred                       (94,827)
   Unrealized appreciation                      146,776,199
-----------------------------------------------------------
    Total                                    $   42,945,179
===========================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark-to-market on forward currency contracts.

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $49,099 in underwriting commissions on the sale of Class A shares during the year ended November 30, 2009.

F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    39

G. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of the next business day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 1.15% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.95%, 2.85%, 2.85% and 2.20% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through April 1, 2012 for Class A shares and through April 1, 2011 for Class B, Class C and Class R shares. There can be no


40    Pioneer Emerging Markets Fund | Annual Report | 11/30/09
assurance that PIM will extend the expense limitation agreement for any class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $63,051 in management fees, administrative costs and certain other reimbursements payable to PIM at November 30, 2009.

3. Transfer Agent

PIMSS, a wholly-owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended November 30, 2009, such out of pocket expenses by class of shares were as follows:

Shareholder Communications:
 Class A                              $352,650
 Class B                                31,253
 Class C                                69,638
 Class R                                95,623
 Class Y                                29,126
----------------------------------------------
  Total                               $578,290
==============================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $114,132 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at November 30, 2009.

4. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    41
the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $18,699 in distribution fees payable to PFD at November 30, 2009.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holdings shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans in reimbursement for actual expenditures.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 2009, CDSCs in the amount of $50,125 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended November 30, 2009, the Fund's expenses were reduced by $647 under such arrangements.

6. Forward Foreign Currency Contracts

At November 30, 2009, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting hedge contract. At November 30, 2009, the Fund had no outstanding portfolio hedges. At November 30, 2009, the Fund's gross forward currency settlement contracts receivable and payable were $734,479 and $734,479, respectively. The average principal of contracts open during the year ended November 30, 2009 was 179,233,592.


42    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended November 30, 2009, the Fund had no borrowings under this agreement.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2009 was as follows:

Derivatives Not
Accounted for
as Hedging
Instruments                                                                        Change in
Under                                                            Realized          Unrealized
Accounting                                                       Loss on           Gain on
Standards Codification     Location of Gain or (Loss)            Derivatives       Derivatives
(ASC) 815 (formerly        On Derivatives Recognized             Recognized in     Recognized in
FASB Statement 133)        in Income                             Income            Income
Foreign Exchange           Net realized loss on forward          $(683,453)
 Contracts                 foreign currency contracts and
                           other assets and liabilities
                           denominated in foreign
                           currencies

Foreign Exchange           Change in unrealized gain                               $ (6,783)
 Contracts                 on forward foreign currency
                           contracts and other assets and
                           liabilities denominated in foreign
                           currencies

9. Additional Information

Effective July 27, 2009, John Pollen of Pioneer Investment Management, London, Inc. became the portfolio manager of the Pioneer Emerging Markets Fund.


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    43

10. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure through January 26, 2010 and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


44    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of
Pioneer Emerging Markets Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Emerging Markets Fund (the "Fund"), including the schedule of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
January 26, 2010


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    45

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2009 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.


46    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2009, in the fourth quintile of its Morningstar category for the three year period ended June 30, 2009 and in the third quintile of its Morningstar category for the five and ten year periods ended June 30, 2009. They also noted that the Fund's calendar year total return for 2007, 2006 and 2005 was in the first, second and first quintile, respectively, of its Morningstar category. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees noted in particular that the Fund did less well in 2008 than other funds in the Fund's Morningstar peer group.

The Trustees discussed the reasons for the Fund's recent underperformance with PIM in view of the Fund's investment approach and the market conditions present during the relevant periods. The Trustees agreed that they would continue to monitor the performance of the Fund closely.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2009 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period.


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    47

The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2009 was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that, effective January 1, 2010, a breakpoint would be added to the Fund's management fee schedule on assets over $1 billion.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses.

The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any


48    Pioneer Emerging Markets Fund | Annual Report | 11/30/09
economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds.

The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    49

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 62 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 47 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


50    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

Interested Trustees

                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
John F. Cogan, Jr. (83)*    Chairman of the Board,   Trustee since 1994.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------

                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
John F. Cogan, Jr. (83)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007); Direc-
                            tor of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset Man-
                            agement S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


                    Pioneer Emerging Markets Fund | Annual Report | 11/30/09  51

Independent Trustees

                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
David R. Bock (65)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------
Mary K. Bush (61)    Trustee          Trustee since 1997.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------

                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (65)   Managing Partner, Federal City Capital Advisors (boutique mer-       Director of Enterprise Com-
                     chant bank) (1997 to 2004 and 2008 - present); and Executive         munity Investment, Inc.
                     Vice President and Chief Financial Officer, I-trax, Inc. (publicly   (privately-held affordable
                     traded health care services company) (2004 - 2007)                   housing finance company);
                                                                                          Director of New York Mort-
                                                                                          gage Trust (publicly traded
                                                                                          mortgage REIT); and Direc-
                                                                                          tor of Oxford Analytica, Inc.
                                                                                          (privately-held research and
                                                                                          consulting company)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    President, Bush International, LLC (international financial advi-    Director of Marriott Interna-
                     sory firm)                                                           tional, Inc.; Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of Gov-
                                                                                          ernors, Investment Company
                                                                                          Institute
-------------------------------------------------------------------------------------------------------------------------


52  Pioneer Emerging Markets Fund | Annual Report | 11/30/09

                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
Benjamin M. Friedman (65)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Margaret B.W. Graham (62)   Trustee         Trustee since 1994.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Thomas J. Perna (59)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Marguerite A. Piret (61)    Trustee         Trustee since 1994.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------
Stephen K. West (81)        Trustee         Trustee since 1994.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
----------------------------------------------------------------------

                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
Benjamin M. Friedman (65)   Professor, Harvard University                                        None
------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Founding Director, Vice-President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                   Director, The Swiss Helvetia
                                                                                                 Fund, Inc. (closed-end
                                                                                                 investment company)
------------------------------------------------------------------------------------------------------------------------------


                    Pioneer Emerging Markets Fund | Annual Report | 11/30/09  53

Fund Officers

                             Position Held         Length of Service
Name and Age                 with the Fund         and Term of Office
Dorothy E. Bourassa (61)     Secretary             Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Christopher J. Kelley (44)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer   Since 2000. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------

                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President -- Legal of Pioneer;    None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (44)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President -- Fund Accounting, Administration and Controller-   None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President -- Fund Accounting, Administration and     None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager -- Fund Accounting, Administration          None
                             and Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------


54  Pioneer Emerging Markets Fund | Annual Report | 11/30/09

                         Position Held         Length of Service
Name and Age             with the Fund         and Term of Office
David F. Johnson (30)    Assistant Treasurer   Since 2009. Serves at
                                               the discretion of the
                                               Board
----------------------------------------------------------------------
Teri W. Anderholm (50)   Chief Compliance      Since 2007. Serves at
                         Officer               the discretion of the
                                               Board
----------------------------------------------------------------------

                                                                                             Other Directorships
Name and Age             Principal Occupation During Past Five Years                         Held by this Officer
David F. Johnson (30)    Fund Administration Manager -- Fund Accounting, Administration      None
                         and Controllership Services since November 2008 and Assistant
                         Treasurer of all of the Pioneer Funds since January 2009; Client
                         Service Manager -- Institutional Investor Services at State Street
                         Bank from March 2003 to March 2007
-------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (50)   Chief Compliance Officer of Pioneer since December 2006 and of      None
                         all the Pioneer Funds since January 2007; Vice President and
                         Compliance Officer, MFS Investment Management (August 2005
                         to December 2006); Consultant, Fidelity Investments (February
                         2005 to July 2005); Independent Consultant (July 1997 to
                         February 2005)
-------------------------------------------------------------------------------------------------------------------


                    Pioneer Emerging Markets Fund | Annual Report | 11/30/09  55

                           This page for your notes.


56    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

                           This page for your notes.


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    57

                           This page for your notes.


58    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

                           This page for your notes.


                  Pioneer Emerging Markets Fund | Annual Report | 11/30/09    59

                           This page for your notes.


60    Pioneer Emerging Markets Fund | Annual Report | 11/30/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: www.pioneerinvestments.com




This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $40,400 in 2009 and approximately $40,100 in 2008.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no fees for audit-related services provided to the Fund during the fiscal years ended
November 30, 2009 and 2008.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2009 and $8,290 in 2008.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services
provided to the Fund during the fiscal years ended
November 30, 2009 and 2008.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2009 and 2008, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately
$8,290 in 2009 and $8,290 in 2008.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Emerging Markets Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 29, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 29, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date January 29, 2010

* Print the name and title of each signing officer under his or her signature.